UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  August 11, 2010

HAMPSHIRE GROUP, LIMITED

(Exact name of Registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation or organization)	000-20201 (Commission File Number)	06-0967107 (I.R.S. Employer Identification No.)

114 W. 41st Street, New York, New York (Address of principal executive offices)	10036 (Zip code)

(212) 840-5666

(Registrant’s telephone number including area code)

(Former name and former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02.                      Results of Operations and Financial Condition.

On August 12, 2010, Hampshire Group, Limited (the “Company”) filed a Current Report on Form 8-K (the “Initial Form 8-K”) reporting the issuance of a press release announcing its earnings for the second quarter ended July 3, 2010.  This Amendment No. 1 to the Initial Form 8-K amends the Initial Form 8-K by correcting a typographical error in the dates reflected in the press release filed as Exhibit 99.1 to the Initial Form 8-K.  A corrected press release is attached as Exhibit 99.1 to this Amendment No. 1 to the Initial Form 8-K.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

99.1 Press Release of Hampshire Group, Limited dated August 11, 2010.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

HAMPSHIRE GROUP, LIMITED

By /s/ Heath L. Golden Name: Heath L. Golden Title: President and Chief Executive Officer

Dated:  August 13, 2010